United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-KA-2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 5, 2014

Date of Report

SUNDANCE STRATEGIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365

Provo, Utah  84604

 (Address of Principal Executive Offices)

(801) 705-8968

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We filed our initial Current Report with the SEC on December 8, 2014, regarding the matters covered hereby, to reflect our entry into a binding Letter of Intent (as defined below) with HFII Assets Solutions, LLC (as defined below); and we amended that Current Report to reflect that we had entered into a definitive agreement dated March 2, 2015 (the “Asset Purchase Agreement”), regarding the matters covered by the Letter of Intent.  This second amendment to our Current Report reflects that the parties have amended the Asset Purchase Agreement (“Amendment No. 1”) to amend the payment terms of the Cure Period (as defined below) of the First Put Option Price (as defined below), by reason of the removal of current managers (the “Current Managers”) of certain of the assets acquired by us under the Asset Purchase Agreement, from one payment of $750,000 due and payable on March 31, 2015, to two payments, one of $375,000, which we paid on March 31, 2015; and an additional payment of $375,000, payable on the earlier of (i) three calendar days from the execution of a term sheet providing for the removal of the Current Managers or (ii) April 30, 2015.  The term sheet providing for the removal of the Current Managers was received April 7, 2015, and accordingly, we will pay the remaining $375,000 of the First Put Option exercise on or before April 10, 2015.  See Item 1.01, where these modifications have been inserted.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and our failure to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Exchange Act.

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies.  We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

NAME REFERENCES

In this Current Report, references to “Sundance Strategies,” the “Company,” “we,” “our,” “us” or words of similar import, refer to the Registrant, Sundance Strategies, Inc., a Nevada corporation, and our wholly-owned subsidiary, ANEW LIFE, INC., a Utah corporation (“ANEW LIFE”), our acquisition of which by merger occurred on March 29, 2013.

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2014, we entered into a binding Letter of Intent (“LOI”) with HFII Assets Solutions, LLC, a Delaware limited liability company (“HFII”), which resulted in our execution and delivery of an Asset Purchase Agreement on March 2, 2015, whereby we agreed to purchase and HFII agreed sell two portfolios of life insurance policies in the form off Net Insurance Benefits (“NIBs”) with a face value of approximately $124,375,000 and which meet our investment criteria, having already been processed into our NIBs structure of premium financing, mortality re-insurance (“MRI”), the number of policies desired in the portfolios and with an acceptable average age range of the insureds, among other factors.  The NIB is the amount remaining after payment of the face amount when a policy matures, less the total of premium payments, financing costs, MRI costs and all other expenses.

Our Amended and Restated Promissory Note in the amount of $2,999,999 that we executed and delivered to Del Mar Financial S.a.r.l. (“Del Mar”) on November 5, 2013, and that was initially executed and delivered by us to PCH Financial S.a.r.l. (“PCH”) on March 11, 2013, in connection with our PCH Transfer Agreement of the same date, and which was subsequently acquired by Del Mar, is included in the assets that were to be acquired by us under the LOI. The due date of the Amended and Restated Promissory Note was extended from December 31, 2014, to April 11, 2015, when it was amended, and the principal was reduced to a maximum of $1,500,000. The Amended and Restated Promissory Note was assigned by Del Mar to Hyperion Life Fund II-A (“Hyperion”) on November 5, 2013, subject to a one year Buyback Option at $1,000,000, plus two percent of the principal per month (not however, to be for less than the sum of $1,120,000 [“Minimum Buyback Price”]); and the Buyback Option was assigned to us on the same date, subject to reassignment to Del Mar if it delivered $400,000,000 in Qualified NIBs to us by April 1, 2014, under our Del Mar Asset Purchase Agreement (the “Del Mar ATA”) dated June 7, 2013.  We have only received $90,000,000 in Qualified NIBs under the Del Mar ATA, and accordingly, we became the owner of the Buyback Option regarding our Amended and Restated Promissory Note, effective April 1, 2014; though the

Buyback Option had expired by that date.  The $1,500,000 principal balance and accrued interest on the Amended and Restated Promissory Note was due and payable on April 11, 2015; however, as we are acquiring the Amended and Restated Promissory Note under the Asset Purchase Agreement, so long as we pay the $375,000 balance of the First Put Option during the Cure Period, as amended, by the earlier of (i) three calendar days from the execution of a term sheet providing for the removal of the Current Managers of certain of the assets acquired by us under the Asset Purchase Agreement; or (ii) April 30, 2015.  The term sheet providing for the removal of the Current Managers was received April 7, 2015, and accordingly, we will pay the remaining $375,000 of the First Put Option exercise on or before April 10, 2015. We will have until October 31, 2015 (the due date of the Second Put Option (as defined below) to pay any balance due on the Amended and Restated Promissory Note, after deduction of all payments made by us under the Asset Purchase Agreement, together with such additional costs and expenses as we and HFII may agree. See our 8-K Current Report dated June 7, 2013, and as amended on March 2, 2015, for additional information, along with our 10-Q Quarterly Report for the quarter ended September 30, 2014.  See Item 9.01.

In consideration of the purchase of the assets under the LOI, and as finalized and superseded by the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement, we:

-

agreed to issue 1,130,000 shares of our common stock to HFII (the “Consideration”), which shares, when issued, will be issued in denominations that coincide with our obligations under the First Put Option and the Second Put Option.

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loaned $150,000 to HFII on December 4, 2014, to facilitate the transfer of assets from Hyperion to HFII for sale to us.

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granted HFII a Put Option to put to us 187,500 of our shares issued as Consideration, at a purchase price of $8.00 per share or an aggregate total of $1,500,000, in two puts: (i) 46,875 shares on March 31, 2015, for $375,000, which we paid on such date; and an additional 46,875 shares for payment of an additional $375,000, payable on the earlier of (i) three calendar days from the execution of a term sheet providing for the removal of the Current Managers of certain of the assets acquired by us under the Asset Purchase Agreement; or (ii) April 30, 2015 (the “First Put Option”); and (ii) 93,750 shares on October 31, 2015, for $750,000 (the “Second Put Option”). The term sheet providing for the removal of the Current Managers was received April 7, 2015, and accordingly, we will pay the remaining $375,000 of the First Put Option exercise on or before April 10, 2015.  The Put Options expire if not exercised on their respective exercise dates.

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if we do not have the liquidity to pay the Put Options on their respective exercise dates and subject to the Cure Periods indicated below regarding the Put Options, the Clawback Rights of HFII provide that the Asset Purchase Agreement shall be terminated; we shall return all of HFII’s assets; HFII shall repay the Consideration and any other costs and expenses paid by us in connection with its assets (including, but not limited to, the $150,000 loan and any Put Option payments made); and HFII shall offset such amounts we have paid against our obligations under the Amended and Restated Promissory Note, along with any other costs and expenses paid by us in connection with HFII’s assets, which additional costs and expenses shall be agreed upon by us and HFII in one or more separate writings.

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we had a Cure Period of the earlier of the execution of a term sheet for the removal of the Current Managers, or April 30, 2015, on the First Put Option, during which the Clawback Rights shall not be exercisable; and a Cure Period of 45 days applicable to the Second Put Option.

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the 1,130,000 shares to be issued by us to HFII, shall be subject to a 12 month Lock-Up/Leak-Out Period, and except as permitted in connection with HFII’s Put Options or with our prior written consent, HFII shall be prohibited from selling, hypothecating or otherwise dividing or assigning these shares for a period of 12 months from the date of the Asset Purchase Agreement and such restrictions shall be set forth on the stock certificate or certificates evidencing such shares on issuance.

HFII delivered notice of Election of the First Put Option on the execution of the Asset Purchase Agreement; we  elected to utilize the 29 day Cure Period referenced above regarding the First Put Option; and the First Put Option has been amended as outlined above in the Explanatory Note and the third paragraph above and will be paid on or before April 10, 2015.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.*

Exhibit Description*

10

Letter of Intent dated December 5, 2014*

*  Incorporated herein by reference.

References to Additional Information

8-K Current Report dated June 7, 2013, and as amended on March 2, 2015, respectively filed with the SEC on December 8, 2014, and March 6, 2015.

10-Q Quarterly Report for the quarter ended September 30, 2014, which was filed with the SEC on November 14, 2014.

8-K Current Report dated June 7, 2014, which was filed with the SEC on June 20, 2013, and as amended on September 19, 2013, November 14, 2013, May 8, 2014, May 27, 2014, and July 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	April 7, 2015	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, CEO, Acting Chief Financial Officer and Director